                            SCHEDULE 14A INFORMATION
                    PROXY STATEMENT PURSUANT TO SECTION 14(A)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


Filed by the Registrant                                                 [X]

Filed by a Party other than the Registrant                              [_]

Check the Appropriate Box:

[_]      Preliminary Proxy Statement

[_]      Confidential, for Use of the Commission Only
             (as permitted by Rule 14a-6(e)(2))                         [_]

[X]      Definitive Proxy Statement

[_]      Definitive Additional Materials

[_]      Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                 Transamerica Occidental Life Insurance Company
                 ----------------------------------------------
                (Name of Registrant as Specified in Its Charter)

                 Transamerica Occidental Life Insurance Company
                 ----------------------------------------------
      (Name of Person Filing Proxy Statement, if Other Than the Registrant)

Payment of filing fee (check the appropriate box):

[X]    No fee required.

[_]    Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

       (1)  Title of each class of securities to which transaction applies:

            ______________________

       (2)  Aggregate number of securities to which transaction applies:

            ______________________


       (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

            ______________________

       (4)  Proposed maximum aggregate value of transaction:

            ______________________

       (5)  Total fee paid:

            ______________________

[_]    Fee paid previously with preliminary material

[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

       (1)  Amount Previously Paid: _________________________

       (2)  Form, Schedule or Registration Statement No.: ___

       (3)  Filing Party: ___________________________________

       (4)  Date Filed: _____________________________________

                                   FUND B OF
                            TRANSAMERICA OCCIDENTAL
                            LIFE INSURANCE COMPANY

                            1150 South Olive Street
                             Los Angeles, CA 90015
                                1-877-717-8861

                 NOTICE OF SPECIAL MEETING OF CONTRACT OWNERS

                                April 17, 2002

To the Contract Owners of Fund B of Transamerica Occidental Life Insurance
  Company:

   Notice is hereby given that a Special Meeting of Contract Owners of Fund B of Transamerica Occidental Life Insurance Company (the "Fund") will be held on April 17, 2002, at 1150 South Olive Street, Los Angeles, CA 90015, beginning at 10:00 a.m., Pacific Time (the "Special Meeting"). At the Special Meeting, variable Contract Owners of the Fund, unless otherwise indicated below, will be called upon to consider the following proposals:

PROPOSAL NO. 1.  A proposal to elect new members of the Board of Managers of the Fund.

PROPOSAL NO. 2. To conduct such other business as may properly come before the Special Meeting.

   Contract Owners of record as of the close of business on January 18, 2002 are entitled to provide voting instructions at the Special Meeting and any related follow-up meetings.

   WHETHER OR NOT YOU PLAN TO ATTEND THE SPECIAL MEETING, PLEASE COMPLETE THE ENCLOSED INSTRUCTION CARD OR PROVIDE YOUR INSTRUCTIONS VIA THE INTERNET OR BY TELEPHONE OR FACSIMILE.

   By Order of the Board of Managers of Fund B of Transamerica Occidental Life Insurance Company,
                             James H. Garrity
                             Gary U. Rolle
                             Peter J. Sodini
                             Jon C. Strauss

 YOUR VOTING INSTRUCTIONS ARE VERY IMPORTANT TO US REGARDLESS OF THE NUMBER OF
                   UNITS THAT YOU OWNED ON THE RECORD DATE!

                       FUND B OF TRANSAMERICA OCCIDENTAL
                            LIFE INSURANCE COMPANY

                      SPECIAL MEETING OF CONTRACT OWNERS
                                APRIL 17, 2002

                    PROXY STATEMENT DATED FEBRUARY 15, 2002

   This Proxy Statement ("Proxy Statement") is furnished in connection with the solicitation of proxies by the Board of Managers of Fund B (the "Fund") of Transamerica Occidental Life Insurance Company ("Transamerica Occidental"), a mutual fund consisting of one investment portfolio of the Fund, for use at a Special Meeting of Shareholders of the Fund to be held on April 17, 2002, at 1150 South Olive Street, Los Angeles, CA 90015, and any adjournments thereof (collectively, the "Special Meeting"). A notice of the Special Meeting and an instruction card accompany this Proxy Statement. This Proxy Statement and the accompanying Notice of Special Meeting and instruction card(s) are first being mailed to shareholders on or about February 15, 2002. In addition to solicitations of proxies by mail, beginning on or about March 1, 2002, proxy solicitations may also be made by telephone, e-mail or personal interviews conducted by officers of the Fund; regular employees of AEGON/Transamerica Fund Advisers, Inc., the Fund's manager (the "Investment Manager"); or other representatives of the Fund. The Fund has retained ALAMO Direct as the Fund's proxy solicitor for the Special Meeting of Shareholders. The Fund's most recent annual report is available upon request without charge by writing the Fund at 1150 South Olive Street, Los Angeles, CA 90015, or by calling 1-877-717-8861.

   Owners of certain variable annuity contracts issued by Transamerica Occidental, together with Transamerica Occidental, are the owners of all of the Units of the Fund ("Contract Owners"), and as such have the right to vote upon certain matters that are required by the Investment Company Act of 1940, as amended (the "1940 Act"), to be approved or ratified by the holders of such Units (hereinafter, the "shareholders") and to vote upon any other matter that may be voted upon at a shareholders' meeting.

   Proxies will vote the Units of the Fund at the Special Meeting on April 17, 2002, and any adjournment thereof. The Fund will mail to each shareholder of record as of January 18, 2002, a copy of this proxy statement. Transamerica Occidental will vote outstanding shares of the Fund in accordance with the voting instructions received from shareholders.

   Units in Contracts for which no timely instructions are received will be voted in proportion to the instructions that are received from the Contract Owners. Transamerica Occidental will also vote any Units that it owns and that are not attributable to Contracts in the same proportion as determined for Contract Owners. Each full Unit is entitled to one vote, and any fractional Unit is entitled to a fractional vote.

   If the enclosed proxy is properly executed and returned in time to be voted at the Special Meeting, the Units represented by the proxy will be voted in accordance with the instructions marked therein. Unless instructions to the contrary are marked on the proxy, it will be voted FOR the matters listed in the accompanying Notice of Special Meeting of shareholders. Any shareholder who has given a proxy has the right to revoke it at any time prior to its exercise, either by attending the Special Meeting and voting his or her Units in person, or by submitting a letter of revocation or a later-dated proxy to the Fund at the above address prior to the date of the Special Meeting.

   A quorum constituting a majority of the Units outstanding on January 18, 2002, represented in person or by proxy, of the Fund must be present for the transaction of business at the Special Meeting. If a quorum is not present at the Special Meeting, or if a quorum is present but sufficient votes to approve each proposal are not received, the persons named as proxies on the enclosed proxy card may propose one or more adjournments of the Special Meeting to permit further solicitation of proxies. In determining whether to adjourn the Special Meeting, the following factors may be considered: the nature of the proposals that are the subject of the Special Meeting, the percentage of votes actually cast, the percentage of negative votes actually cast, the nature of any further solicitation and the information to be provided to shareholders with respect to the reasons for the solicitation. Any adjournment will require the affirmative vote of a majority of those Units represented at the Special Meeting in person or by proxy. A shareholder vote may be taken on the proposal in this Proxy Statement if sufficient votes have been received for approval.

   The Board of Managers has fixed the close of business on January 18, 2002, as the record date (the "Record Date") for the determination of shareholders of the Fund entitled to notice of and to vote at the Special Meeting. The number of Units outstanding on the Record Date is set forth below.

   As of the Record Date, the Fund had approximately 2,928,672.20 Units outstanding, representing a market value of $89,756,067.01, of which 791,215.246 are owned by Contract Owners, and 2,137,456.954 are owned by Transamerica Occidental.

   Appendix 1 sets forth the shareholders entitled to cast 5% or more of the Fund's votes. To the best of the Fund's knowledge, as of the Record Date, no shareholder was entitled to cast 5% or more of the Fund's votes, except as stated in Appendix 1. Transamerica Occidental holds in excess of 25% of the Fund's outstanding Units and, accordingly, is deemed to be a "controlling" person of the Fund as that term is defined in Section 2(a)(9) of the 1940 Act. Transamerica Occidental intends to vote the Units representing its investment in the Fund in proportion to the voting instructions received with respect to Units of the Fund owned by the Contract Owners.

   As of the Record Date, the officers and the Managers of the Fund as a group beneficially owned less than 1% of the Units.

   In order that your Units may be represented at the Special Meeting, you are requested to:

  .  indicate your instructions on the enclosed instruction card;

  .  date and sign the instruction card;

  . mail the instruction card promptly in the enclosed envelope, which requires no postage if mailed in the United States; and

  . allow sufficient time for the instruction card to be received on or before 5 p.m., Pacific Time, April 15, 2002.

   Proxy materials will be mailed to shareholders of record on or about February 15, 2002.

   You may also provide instructions by telephone, via the Internet or by facsimile. Instructions for voting by telephone, via the Internet or by facsimile are enclosed with this proxy statement.

  INTRODUCTION

   The Board of Managers of the Fund (the "Board") called this Special Meeting to allow shareholders to consider and vote on the election of new Managers to the Board of the Fund. Please read the entire proxy statement and the attached exhibit to determine how this proposal will affect the Fund before casting your vote.

THE PROPOSAL: ELECTION OF A NEW BOARD OF MANAGERS

   The Fund is not required to hold annual meetings of Contract Owners for the election of Managers. Shareholders are asked to consider the election of nine new Managers to the Fund at the Special Meeting pursuant to the Fund's Bylaws, which permit the election of Managers at any meeting required to be held.

   At a meeting held on December 7, 2001 (the "Board Meeting"), the current Managers, Dr. James H. Garrity, Jon C. Strauss, Gary U. Rolle, and Peter J. Sodini (the "Current Managers"), including the Disinterested Current Managers, unanimously nominated for election to the Board: Peter R. Brown, Charles C. Harris, Russell A. Kimball, Jr., John R. Kenney, Patrick S. Baird, Janice B. Case, Leo J. Hill, William W. Short, Jr. and Daniel Calabria. The Board determined that it would be in the best interest of the Fund and its shareholders to consolidate governance of the funds within the AEGON fund complex, and noted that the nominees currently serve as directors for other funds in the complex. As part of the consolidation, the Board (including the Disinterested Current Managers) unanimously approved the assumption of the investment advisory agreement between the Fund and Transamerica Investment Management, LLC ("TIM"), its investment adviser, by AEGON/Transamerica Fund Advisers, Inc. ("ATFA") at the Board Meeting. This approval is in connection with the restructuring of investment advisory responsibilities within the fund complex that occurred on December 31, 2001. ATFA also serves as the investment adviser to the AEGON/Transamerica Series Fund, Inc., Transamerica Variable Insurance Fund, Inc., Transamerica Income Shares, Inc. and Endeavor Series Trust, all affiliates of the Fund. As part of the assumption by ATFA, TIM will serve as a sub-adviser to the Fund pursuant to a sub-advisory agreement with ATFA, replacing Transamerica Investment Services, Inc. ("TIS"), as the Fund's sub-adviser.

   Consequently, subsequent to the election of the nominees for Manager by the shareholders, each of the Current Managers intends to tender his resignation, and, thus, will no longer act as a Manager to the Fund.

   Each Manager is to be elected to serve until reaching the designated retirement age or until a successor is duly elected and qualified. Following the Special Meeting, the Fund does not contemplate holding regular meetings of Contract Owners to elect Managers or otherwise. Each of the nominees named has agreed to serve as a Manager if elected. However, should any nominee become unable or unwilling to accept nomination or election, the proxies will be voted for one or more substitute nominees designated by the Board of Managers.

   The following sets forth the names, ages, principal occupations, and other information respecting the nominees:

DISINTERESTED NOMINEES

                                                                                                   Number of
                                           Term of                                               Portfolios in
                                           Office                                                Fund Complex
                                             and                                                  Overseen by
                               Position(s) Length                                                 Director or
                                Held with  of Time           Principal Occupation or              Nominee For
Name and Age                      Fund     Served         Employment in the Past 5 Years           Director
------------                   ----------- ------- --------------------------------------------- --------------
PETER R. BROWN                  Nominee,     N/A   Vice Chairman, AEGON/Transamerica             All portfolios
11180 6th Street East           Manager            Series Fund, Inc. ("ATSF") (1986 - present);  of ATSF (34)
Treasure Island, Florida 33708                     Chairman of the Board, Peter Brown
(DOB 5/10/28)                                      Construction Company (construction            All series of
                                                   contractors and engineers), Largo, Florida    IDEX Mutual
                                                   (1963 - 2000); Vice Chairman and Trustee,     Funds (31)
                                                   IDEX Mutual Funds, Rear Admiral (Ret.)
                                                   U.S. Navy Reserve, Civil Engineer Corps.

CHARLES C. HARRIS               Nominee,     N/A   Director, ATSF (1986 - present); Trustee,     All portfolios
2840 West Bay Drive #215        Manager            IDEX Mutual Funds (March 1994 - present).     of ATSF (34)
Belleair Bluffs, Florida 33770
(DOB 7/15/30)                                                                                    All series of
                                                                                                 IDEX Mutual
                                                                                                 Funds (31)

RUSSELL A. KIMBALL, JR.         Nominee,     N/A   Director, ATSF (1986 - present); General      All portfolios
1160 Gulf Boulevard             Manager            Manager, Sheraton Sand Key Resort (resort     of ATSF (34)
Clearwater Beach, Florida                          hotel), Clearwater, Florida (1975 - present).
34630 (DOB 8/17/44)                                                                              All series of
                                                                                                 IDEX Mutual
                                                                                                 Funds (31)

                                                                                             Number of
                                      Term of                                              Portfolios in
                                      Office                                               Fund Complex
                                        and                                                 Overseen by
                          Position(s) Length                                                Director or
                           Held with  of Time           Principal Occupation or             Nominee For
Name and Age                 Fund     Served         Employment in the Past 5 Years          Director
------------              ----------- ------- -------------------------------------------- --------------
DANIEL CALABRIA            Nominee,     N/A   Currently retired; Director (June 2001 -     All portfolios
7068 S. Shore Drive South  Manager            present), ATSF; Trustee (1996 - present),    of ATSF (34)
South Pasadena,                               IDEX Mutual Funds; Trustee (1993 - present)
Florida 33707                                 and President (1993 - 1995) of the Florida   All series of
(DOB 3/05/36)                                 Tax Free Funds; President and Director       IDEX Mutual
                                              (1995) of Sun Chiropractic Clinics, Inc.;    Funds (31)
                                              Executive Vice President (1993 - 1995) of
                                              William R. Hough & Co.

WILLIAM W. SHORT, JR.      Nominee,     N/A   Director (September 2000 - present), ATSF;   All portfolios
12420 73rd Court North     Manager            Trustee, IDEX Mutual Funds; President and    of ATSF (34)
Largo, Florida 33773-3046                     majority shareholder of Shorts, Inc.;
(DOB 2/25/36)                                 Chairman of S.A.C. Apparel Corp.,            All series of
                                              Southern Apparel Corp. and S.A.C. General    IDEX Mutual
                                              Distributors, Inc.                           Funds (31)

JANICE B. CASE             Nominee,     N/A   Director (2001 - present), ATSF; Senior      All portfolios
205 Palm Island NW         Manager            Vice President (1996 - 2000), Vice President of ATSF (34)
Clearwater, Florida 33767                     (1990 - 1996) and Director of Customer
(DOB 9/27/52)                                 Service & Marketing (1987 - 1990), Florida   All series of
                                              Power Corp.                                  IDEX Mutual
                                                                                           Funds (31)

LEO J. HILL                Nominee,     N/A   Director (2001 - present), ATSF; Dealer      All portfolios
9254 Silverthorn Road      Manager            Candidate (August 1999 - present),           of ATSF (34)
Largo, Florida 33777                          University Ford, Athens, Georgia; Market
(DOB 3/27/56)                                 President (1997 - 1998), NationsBank;        All series of
                                              President & CEO (1994 - 1997), Barnett       IDEX Mutual
                                              Bank of the Treasure Coast, Florida.         Funds (31)
INTERESTED NOMINEES
PATRICK S. BAIRD/(1)/      Nominee,     N/A   President (June 2000 - present) and Director All portfolios
4333 Edgewood Road NE      Manager            (December 1999 - present), ATSF;             of ATSF (34)
Cedar Rapids, Iowa 52499                      Director (March 1991 - December 1999),
(DOB 1/19/54)                                 Western Reserve Live Assurance Co. of        All series of
                                              Ohio; President and Trustee (November,       IDEX Mutual
                                              1999 - present), IDEX Mutual Funds;          Funds (31)
                                              Executive Vice President (February 1995 -
                                              present) and Chief Operating Officer
                                              (February 1996 - present), AEGON USA,
                                              Inc.; Director (December 1991 - present),
                                              Chief Operating Officer (April 1996 -
                                              present) and Senior Vice President
                                              (April 1995 - present), PFL Life Insurance
                                              Co.; President (July 1996 - present) and CFO
                                              (May 1992 - present), AUSA Holding Co.

                                                                                             Number of
                                      Term of                                              Portfolios in
                                      Office                                               Fund Complex
                                        and                                                 Overseen by
                          Position(s) Length                                                Director or
                           Held with  of Time           Principal Occupation or             Nominee For
Name and Age                 Fund     Served         Employment in the Past 5 Years          Director
------------              ----------- ------- -------------------------------------------- --------------
JOHN R. KENNEY(1)          Nominee,     N/A   Chairman (1986 - present) and President      All portfolios
P.O. Box 5068              Manager            (March 1993 - June 2000), ATSF;              of ATSF (34)
Clearwater, Florida 34618                     Chairman, Director and Co-CEO of Great
(DOB 2/8/38)                                  Companies, L.L.C.; Chairman (August          All series of
                                              1987 - present), Chief Executive Officer     IDEX Mutual
                                              (April 1982 - present), President (December  Funds (31)
                                              1978 - December 1999) and Director
                                              (July 1973 - present), Western Reserve Life
                                              Assurance Co. of Ohio; Chairman
                                              (September, 1996 - present) and President
                                              (September, 1997 - present), AEGON/
                                              Transamerica Fund Advisers, Inc.; Chairman
                                              and Director (September, 1996 - present) and
                                              President (September 1997 - present),
                                              AEGON/Transamerica Fund Services, Inc.;
                                              Director (December 1990 - present), IDEX
                                              Management, Inc.; Trustee, Chairman and
                                              CEO (September, 1996 - present), IDEX
                                              Mutual Funds; Chairman (May 1988 -
                                              present), IDEX Investor Services, Inc.;
                                              Director (December 1990 - present)
                                              IDEX Management, Inc.

--------
(1) Such manager is an "interested person" of the Fund as defined in the 1940 Act and an affiliated person of Transamerica Occidental Life Insurance Company, Transamerica Investment Management, LLC, Transamerica Investment Services, Inc., Transamerica Financial Resources, Inc., AEGON/Transamerica Series Fund, Inc. and AEGON/Transamerica Fund Advisers, Inc., all affiliates of the Fund, and did not receive compensation directly from the Fund.

The Audit Committee

   Assuming shareholder approval of the proposed slate of nominees for Manager, the Board's Audit Committee will be composed of Messrs. Brown, Kimball, Harris and Short. The functions performed by the Audit Committee include: 1) the recommendation of the independent public accountants for the Fund to be selected by the Board; 2) the review of the scope and results of audit services; 3) the review of the adequacy of internal accounting and financial controls; 4) the review of material changes in accounting principals and practices; and 5) other matters when requested from time to time by the Board of Managers.

   The current Audit Committee has reviewed and discussed with the Fund's management the audited financial statements of the Fund for the calendar year ended December 31, 2001. The Audit Committee has also discussed with Ernst & Young LLP, the Fund's independent public accountants, all matters required to be discussed by the Statement on Auditing Standards No. 61. The Audit Committee has received the written disclosures and the letter from Ernst & Young LLP, which are required by Independence Standards Board Standard No. 1, and has discussed with Ernst & Young LLP its independence.

   Based on the review and discussions noted above, and consistent with the roles and responsibilities referred to above and in the Committee's Charter, the Audit Committee recommended to the Board that the audited financial statements be included in the Fund's Annual Report for the year ended December 31, 2001 for filing with the Securities and Exchange Commission.

   The Board has selected Ernst & Young LLP to audit the accounts of the Fund for the year ending December 31, 2001. Ernst & Young LLP has advised the Fund that neither the firm nor any of its members or associates has any direct or indirect financial interest in the Fund or any of its affiliates other than as auditors. Representatives of Ernst & Young LLP are expected to be present at the Special Meeting and will have the opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions.

The Nominating Committee

   The Disinterested Current Managers unanimously nominated the current slate of nominees.

   Each Disinterested Current Manager currently receives a total annual retainer fee of $500, plus $250 and incidental expenses for each regular meeting attended, and $250 for each special meeting attended.

   During 2001, the nominees received no compensation from the Fund. During 2001, the Disinterested Current Managers received the following compensation from Transamerica Investment Management, LLC:

                                          Compensation for the
                                               Year Ended
                 Name of Person, Position  December 31, 2001
                 ------------------------ --------------------
                     James H. Garrity
                     Board Manager               $1,750

                     Peter J. Sodini             $1,750
                     Board Manager

                     Jon C. Strauss              $1,750
                     Board Manager

   Disinterested Managers will be permitted to participate in a non-qualified deferred compensation plan. Under this plan, compensation may be deferred that would otherwise be payable by the Fund and by certain other entities, including AEGON/Transamerica Series Fund, Inc. and IDEX Mutual Funds. Compensation may be deferred on a current basis for services rendered as a Manager.

  SHAREHOLDER APPROVAL

   The election of each nominee requires an affirmative vote of a majority of outstanding voting Units entitled to vote present at the Special Meeting in person or by proxy. Shareholders of the Fund will vote together as a single class on the election of nominees for the Fund.

   THE BOARD OF MANAGERS OF THE FUND RECOMMENDS A VOTE "FOR APPROVAL" OF THE ELECTION OF THE FUND'S MANAGERS.

Audit Fees

   The Fund paid Ernst & Young LLP no fees for the audit of the Fund's annual financial statements for the year ended December 31, 2001.

Financial Information Systems Design and Implementation Fees

   Ernst & Young LLP did not render any financial information systems design and implementation services to the Company, Transamerica Investment Management, LLC, or the Investment Manager during 2001.

All Other Fees

   For the year ended 2001, the Fund paid no fees to Ernst & Young LLP for any other services, including tax consultation and return review. Ernst & Young LLP billed the Adviser $9,600 in fees for tax services during the 2001 calendar year. The Audit Committee has considered whether the provision of these other services is compatible with maintaining Ernst & Young LLP's independence.

Investment Adviser and Principal Underwriter

   AEGON/Transamerica Fund Advisers, Inc. is located at 570 Carillon Parkway, St. Petersburg, FL 33716. Transamerica Investment Management LLC, is located at 1150 South Olive Street, Los Angeles, CA 90015. Transamerica Financial Resources, Inc., the Fund's principal underwriter, is located at 1150 South Olive Street, Los Angeles, CA 90015.

                             SHAREHOLDER PROPOSALS

   As a general matter, the Fund does not hold annual meetings of shareholders. Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent shareholders' meeting should send their written proposals to the Secretary of the Fund at 1150 South Olive Street, Los Angeles, CA 90015.

                                 OTHER MATTERS

   Management knows of no business to be presented to the Special Meeting other than the matters set forth in this Proxy Statement, but should any other matter requiring a vote of shareholders arise, the proxies will vote thereon according to their best judgment in the interests of the Fund.

                                 ANNUAL REPORT

   A copy of the Fund's Annual Report may be obtained without charge by writing to the Fund at the address above first written, or by calling the Fund at 1-877-717-8861.

                             By Order of the Board of Managers,
                             Fund B of Transamerica Occidental
                               Life Insurance Company
                             Los Angeles, California

                                  APPENDIX 1

                 CONTRACT OWNERS* ENTITLED TO CAST 5% OR MORE
                                 OF FUND VOTES

          Name and Address of Contract Owner       Number of Votes % of Fund
          ----------------------------------       --------------- ---------
    Transamerica Occidental Life Insurance Company  2,137,456.954    72.98
    1150 South Olive Street
    Los Angeles, CA 90015

--------
* As used in this Proxy Statement, "Contract Owners" includes Transamerica Occidental Life Insurance Company with respect to its investment in the Fund.

           TRANSAMERICA OCCIDENTAL'S SEPARATE ACCOUNT FUND B ("FUND")

The undersigned hereby instructs Transamerica Occidental Life Insurance Company to vote, as designated below, all shares of the above Fund, that the undersigned is entitled to provide instructions for at the Special Meeting of Shareholders to be held April 17, 2002 at 10:00 a.m., at 1150 South Olive Street, Los Angeles, CA 90015, and at any and all adjournments thereof, with respect to the matters set forth below and described in the Notice of Meeting and Prospectus/Proxy Statement dated February 15, 2002, receipt of which is hereby acknowledged:

                         VOTE VIA THE INTERNET:    https://vote.proxy-direct.com
                                                   -----------------------------
                         VOTE VIA THE TELEPHONE:   1-800-597-7836
                         VOTE VIA FACSIMILE:       1-888-796-9932
OR:

     Please mark boxes in blue or black ink.

     1. To elect new members of the Board of Managers of the Fund as follows:


                                   FOR               AGAINST         ABSTAIN

John R. Kenney                     [_]                [_]              [_]
Peter R. Brown                     [_]                [_]              [_]
Charles C. Harris                  [_]                [_]              [_]
Russell A. Kimball, Jr.            [_]                [_]              [_]
Patrick S. Baird                   [_]                [_]              [_]
William W. Short, Jr.              [_]                [_]              [_]
Daniel Calabria                    [_]                [_]              [_]
Janice B. Case                     [_]                [_]              [_]
Leo J. Hill                        [_]                [_]              [_]



In their discretion of Transamerica Occidental Life Insurance Company, on behalf of the Fund, to transact such other business as may properly come before the meeting and any adjournment(s) thereof.

THIS PROXY IS SOLICITED BY THE FUND'S BOARD OF MANAGERS AND WILL BE VOTED FOR THE ABOVE PROPOSAL UNLESS OTHERWISE INDICATED.

Signature(s) should be exactly as name or names appearing on this proxy. If shares are held jointly, each holder should sign. If signing is by attorney, executor, administrator, trustee or guardian, please give full title.

                                                    Dated:                , 2002


                                                    ---------------------------
                                                    Signature(s)

                                                    ---------------------------
                                                    Signature(s)


Sign, Date and Return the Proxy Card Promptly Using the Enclosed Envelope.